UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2023
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	88-2805017
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.         Material Modification of Rights to Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.         Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

On May 26, 2023, the board of directors of Panbela Therapeutics, Inc. (the “Company”) approved a 1-for-30 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Split”), pursuant to the authority granted by stockholders at the annual meeting held on May 25, 2023 (See Item 5.07 below for additional details). Accordingly, on May 30, 2023, the Company filed a Certificate of Amendment to the Restated Certificate of Incorporation (the “Amendment”) to effect the Reverse Split as of 12:01 a.m., eastern time, on June 1, 2023. The Company’s common stock is expected to begin trading on a post-split basis under the Company’s existing trading symbol, “PBLA,” when the market opens June 1, 2023.

As a result of the Reverse Split, every 30 shares of the Company’s issued and outstanding common stock automatically converted into one share of common stock, without any change in the par value per share. A total of 559,560 shares of common stock are expected to be issued and outstanding immediately after the Reverse Split becomes effective on June 1, 2023. The Reverse Split did not change the number of shares of common stock authorized for issuance. No fractional shares were outstanding following the Reverse Split. Any holder who would have received a fractional share of common stock is expected to receive cash in lieu of such fractional share.

In addition, effective as of the same time as the Reverse Split, proportionate adjustments were made to all then-outstanding equity awards and warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof. Furthermore, the number of shares of common stock available for issuance under the Company’s equity incentive plans will be proportionately adjusted for the Reverse Split ratio, such that fewer shares will be subject to such plans.

The new CUSIP number for common stock following the Reverse Split will be 69833W305. VStock Transfer, the Company’s transfer agent, is acting as the exchange agent for the Reverse Split. For more information about the effects of the Reverse Split, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”).

Certificate of Elimination

Upon the approval of the proposal to implement the Reverse Split at the annual meeting of stockholders held on May 25, 2023 (see Item 5.07 below for additional detail), the sole outstanding share of sole outstanding share of the Company’s Series A Preferred Stock, par value $0.01 per share, was automatically redeemed. On May 30, 2023, the Company filed a Certificate of Elimination with the Secretary of State of Delaware which, effective upon filing, eliminated all matters set forth in the Certificate of Designation of Series A Preferred Stock filed with the Delaware SOS on April 14, 2023. The foregoing description of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

Panbela Therapeutics, Inc. (the “Company”) held an annual meeting of stockholders on May 25, 2023. The following proposals, each as described further in the Proxy Statement, were voted upon by the stockholders:

Proposal 1 – Election of Three Class I Directors

Stockholders elected each of the three nominees to serve as a director for a three-year term ending at the annual meeting of stockholders to be held in 2026, based on the votes listed below:

Director Nominee	For	Withhold	Broker Non-Votes
Daniel J. Donovan	2,147,152	763,892	4,047,370
Jeffrey E. Jacob	2,029,133	881,911	4,047,370
Jennifer K. Simpson	1,906,200	1,004,844	4,047,370

Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm

Stockholders ratified the selection of Cherry Bekaert LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 202, based on the votes listed below:

For	Against	Abstain
5,688,661	1,153,686	116,067

Proposal 3 – Approve, on an advisory basis, the compensation of our named executive officers

Stockholders approved, on an advisory basis, the compensation of our named executive officers, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
1,726,832	1,086,343	97,869	4,047,370

Proposal 4 – Approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock, par value of $0.001per share, at a reverse stock split ratio ranging from any whole number between 1-for-5 and 1-for-100, subject to and as determined by our Board of Directors

Stockholders approved the proposal, based on the votes listed below:

For	Against	Abstain
65,416,517	41,528,948	12,947

Proposal 5 – Approve one or more adjournments of the annual meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve proposal 4

Stockholders approved the adjournment of the annual meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 3, based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
1,337,118	1,201,794	372,132	4,047,370

Although Proposal 5 was approved, adjournment of the annual meeting was not necessary or appropriate because the Company’s stockholders approved Proposal 4.

Item 7.01.         Regulation FD Disclosure.

On May 31, 2023, the Company issued a press release announcing the Reverse Split, the text of which is furnished as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation, effective June 1, 2023
3.2	Certificate of Elimination, effective May 30, 2023
99.1	Press Release dated May 31, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “can,” “design,” “expect,” “focus,” “intend,” “may,” “plan,” “positioned,” “potential,” “will” and “would.” All statements other than statements of historical fact are statements that should be deemed forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially and adversely from the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) our ability to obtain additional funding to execute our business and clinical development plans; (ii) progress and success of our clinical development program; (iii) the impact of the current COVID-19 pandemic on our ability to conduct our clinical trials; (iv) our ability to demonstrate the safety and effectiveness of our product candidates: ivospemin (SBP-101) and eflornithine (CPP-1X); (v) our ability to fund and successfully execute on the registration trial for our product candidate Flynpovi; (vi) our ability to obtain regulatory approvals for our product candidates, SBP-101 and CPP-1X, in the United States, the European Union or other international markets; (vii) the market acceptance and level of future sales of our product candidates, SBP-101 and CPP-1X; (viii) the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidates, SBP-101 and CPP-1X; (ix) the rate of progress in establishing reimbursement arrangements with third-party payors; (x) the effect of competing technological and market developments; (xi) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; (xii) our ability to maintain the listing of our common stock on a national securities exchange; (xiii) administrative requirements to effect the Reverse Split and establish a final market effective date for the same; and (ix) such other factors as discussed in Part I, Item 1A under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Any forward-looking statement made by us in this report is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: May 31, 2023	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer

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